UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
November 21, 2008

PACIFIC COPPER CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52495	98-0504006
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

3430 E. Sunrise Dr. Suite 160
Tucson, AZ 85718
(Address of principal executive offices and Zip Code)

520-989-0032
Toll Free (877) 306-7979
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Pacific Copper Corp announced the resignation of Mr. Donald G. Padgett as a Director effective November 20, 2008.

Refer to news release exhibit 99.1 for complete details

ITEM 9.01	EXHIBITS

(d)	Exhibit No.	Document Description
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of Nov. 2008

Pacific Copper Corp

BY:	_/s/ Andrew Brodkey________________________
Andrew Brodkey
Title: President and CEO

Exhibit No.
99.1

News Release
November 21, 2008

Director Resignation

Pacific Copper Corp. (CUSIP # 69412U 10 0) (OTCBB: PPFP) announced effective November 20, 2008, that Donald G. Padgett has resigned as a Director of the Company.

On behalf of the Company and the Board, Andrew Brodkey President and CEO, stated “We would like to express our gratitude to Mr. Padgett. His expertise has been a great asset to Pacific Copper Corp in the development of our company.”

You can find more detailed information with respect to the company’s projects, corporate information and leadership team at the company’s website:  www.pacificcopper.com

Investor Relations
Gerry Jardine at (800) 877-1626                                                                                     Corporate Office (866) 798-1839
info@pacificcopper.com

Should you have any questions or comments, please do not hesitate to contact the Company at the referenced numbers above.

FORWARD-LOOKING STATEMENTS:  This news release contains certain “forward-looking statements” within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended.  Except for statements of historical fact relating to the company, certain information contained herein constitutes forward-looking statements.  Forward-looking statements are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words, or statements that certain events or conditions “may” or “will” occur.  Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements.  These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other ecological data, fluctuating metal prices, the possibility of project cost overruns of unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors.  The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates of opinions should change.  The reader is cautioned not to place undue reliance on forward-looking statements.